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                            ADMINISTRATION AGREEMENT


                           dated as of October 1, 1997


                                      among


                   EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-4
                                 (the "Issuer")


                                       and


                         U.S. BANK NATIONAL ASSOCIATION,
             d/b/a FIRST BANK NATIONAL ASSOCIATION, as Administrator
                              (the "Administrator")


                                       and


                              EMPIRE FUNDING CORP.
                                 (the "Company")


                   Home Loan Asset Backed Notes, Series 1997-4







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                                TABLE OF CONTENTS

                                                                           Page

Section 1.        Duties of the Administrator...................................


Section 2.        Duties of the Company with Respect to the Indenture...........


Section 3.        Records.......................................................


Section 4.        Compensation..................................................


Section 5.        Additional Information to Be Furnished to the Issuer..........


Section 6.        Independence of the Administrator.............................


Section 7.        No Joint Venture..............................................


Section 8.        Other Activities of Administrator and Servicer................


Section 9.        Term of Agreement; Resignation and Removal of Administrator
                    or Servicer.................................................


Section 10.       Action upon Termination, Resignation or Removal of the
                    Administrator...............................................


Section 11.       Notices.......................................................


Section 12.       Amendments....................................................


Section 13.       Successor and Assigns.........................................


Section 14.       Governing Law.................................................


Section 15.       Headings......................................................


Section 16.       Counterparts..................................................


Section 17.       Severability..................................................


Section 18.       Not Applicable to U.S. Bank in Other Capacities...............


Section 19.       Limitation of Liability of Owner Trustee......................


Section 20.       Benefit of Agreement..........................................


Section 21.       Bankruptcy Matters............................................


Section 22.       Capitalized Terms.............................................

                            ADMINISTRATION AGREEMENT


     ADMINISTRATION AGREEMENT dated as of October 1, 1997, among EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-4, a Delaware business trust, as Issuer (the "Issuer"), U.S. BANK NATIONAL ASSOCIATION, d/b/a FIRST BANK NATIONAL ASSOCIATION, a national banking corporation, not in its individual capacity but solely as Administrator ("U.S. Bank" and in such capacity, the "Administrator"), and EMPIRE FUNDING CORP., an Oklahoma corporation, as the Company (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Issuer is a business trust (the "Trust") under the Delaware Business Trust Act (12 Del. C. Section 3801 et seq.) created by a Trust Agreement relating to the Trust dated as of October 1, 1997 (the "Trust Agreement"), among PaineWebber Mortgage Acceptance Corporation IV, as depositor (the "Depositor"), Empire Funding Corp., as the Company, Wilmington Trust Company, as Owner Trustee, and U.S. Bank, as Paying Agent; and

     WHEREAS, the Issuer will issue Home Loan Asset Backed Notes (the "Notes"), Series 1997-4; and

     WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture dated as of October 1, 1997 (the "Indenture"), between the Issuer and U.S. Bank, as Indenture Trustee (in such capacity, the "Indenture Trustee"); and

     WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes, including (i) a Sale and Servicing Agreement dated as of October 1, 1997 (the "Sale and Servicing Agreement"), among the Issuer, Empire Funding Corp., as Transferor and Servicer, the Depositor and U.S. Bank, as Indenture Trustee, (ii) the Letter of Representations, among the Issuer, the Indenture Trustee and The Depository Trust Company relating to the Notes (the "Note Depository Agreement"), (iii) the Indenture and (iv) the Trust Agreement (the Sale and Servicing Agreement, the Note Depository Agreement, the Indenture and the Trust Agreement being hereinafter referred to collectively as the "Related Agreements"); and

     WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral"); and

     WHEREAS, the Issuer desires to have the Administrator and the Servicer, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

     WHEREAS, the Administrator and the Servicer have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     Section 1. Duties of the Administrator.

          (a) Duties with Respect to the Note Depository Agreement, the Sale and Servicing Agreement and the Indenture.

               (i) The Administrator agrees to perform all of the duties of the Issuer under the Note Depository Agreement. In addition, the
          Administrator  shall  consult  with the Owner  Trustee  regarding  the duties of the Issuer under the Sale and Servicing Agreement, the Indenture and the Note Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall notify the Owner Trustee when action is necessary to comply with the Issuer's duties under the Sale and Servicing Agreement, the Indenture and the Note Depository Agreement. In addition to the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Sale and
          Servicing Agreement and the Indenture (parenthetical section references are to sections of the Indenture):

                    (A) the  preparation  of the Notes and the  execution of the
               Notes upon their issuance and upon the registration of any transfer or exchange of the Notes (Sections 2.02 and 2.03);

                    (B) the duty to cause  the Note  Register  to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.03);

                    (C) the  notification  of Noteholders of the final principal payment on the Notes or of the redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Sections 2.06(b) and 10.02);

                    (D) performing the function of the Issuer with respect to the cancellation of the Notes (Section 2.01);

                    (E) the  preparation  of or obtaining of the  documents  and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.08);

                    (F) the  maintenance  of an office in the City of St.  Paul,
               Minnesota, for registration of transfer or exchange of Notes (Section 3.02);

                    (G) the  delivery  to the  Indenture  Trustee and the Rating
               Agencies of prompt written notice of each Event of Default under the Indenture (Section 3.14);

                    (H) the duty to act as Paying  Agent for the  Issuer and the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                    (I) directing the Indenture  Trustee to deposit  moneys with
               Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                    (J) notifying the Indenture  Trustee and the Rating Agencies of the occurrence of an Event of Default under the Sale and Servicing Agreement by the Servicer or the Transferor and, if such an Event of Default arises from the failure of the Servicer or the Transferor to perform any of their respective duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d)), and upon the termination of the Servicer, the appointment of a Successor Servicer thereunder and the notifications in connection therewith (Section 3.07(e) and (f));

                    (K)   monitoring   the  Issuer's   obligations   as  to  the
               satisfaction and discharge of the Indenture (Section 4.01);

                    (L) opening one or more accounts in the Trust's name (Section 8.02);

                    (M) notifying the Rating Agencies of a redemption of the Notes and the duty to cause the Majority Residual Interestholders to deposit the Termination Price into the Note Distribution Account and the Certificate Distribution Account (Section 10.01);

                    (N) providing the Indenture Trustee with calculations pertaining to original issue discount, if any, on the Notes and, if applicable, the accrual of market discount or the amortization of premium on the Notes to the extent the Administrator has received from the Servicer sufficient information to calculate such amounts (Section 3.03);

                    (O) the  preparation and filing of all documents and reports by the Issuer on Forms 8-K and 10-K as required under the Exchange Act, the rules and regulations of the Commission thereunder and the TIA (Section 7.03);

                    (P) filing Internal Revenue Service Form 8811 within 30 days of the Closing Date, designating the officer of the Indenture Trustee that Noteholders may contact for original issue discount information with respect to the Notes, and updating such Form at the time or times required by the Code; and

                    (Q) perform such matters with respect to Subsequent Mortgage
               Loans as may be required on each Subsequent Transfer Date.

               (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in the Trust Agreement with respect to, among other things, accounting and reports to Owners; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1's necessary to enable each Owner to prepare its federal and state income tax returns.

               (b) (i) The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

               (ii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     Section 2. Duties of the Company with Respect to the Indenture.

     (a) The Company shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

          (i) preparing, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of Collateral (Section 2.09);

          (ii)  preparation  and  execution  of  all  supplements,   amendments,
     financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Trust Estate (Section 3.05);

          (iii) delivery of the annual delivery of Opinions of Counsel, in accordance with Section 3.6 of the Indenture, as to the Trust Estate, and the annual delivery of the Officers' Certificate and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);

          (iv) monitoring the Issuer's compliance with its negative covenants (Section 3.08) and the compliance of the Servicer with certain of its obligations under the Sale and Servicing Agreement (Section 3.11);

          (v) compliance with any directive of the Indenture Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing under the Indenture (Section 5.04);

          (vi) appointing a successor Indenture Trustee pursuant to Section 6.08 of the Indenture (Section 6.08);

          (vii) causing one or more accounts to be opened in the Trust's name and preparing Issuer Orders, Officers' Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

          (viii) preparing an Issuer Request and Officers' Certificate and obtaining an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Indenture Trust Estate as defined in the Indenture (Sections 8.05 and 8.06);

          (ix) preparing Issuer Orders and obtaining of Opinions of Counsel with respect to any proposed amendment of the Trust Agreement or amendment to or waiver of any provision of any other document relating to the Trust Agreement (Section 9.07); and

          (x) notifying the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to
     Section 11.04 of the Indenture (Section 11.04).

     (b) The Company will indemnify the Owner Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

          (i) Additional Duties. In addition to the duties of the Company set forth above, the Company shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5 hereof and in accordance with the directions of the Owner Trustee, the Company shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Company.

          (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to an Owner as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

     Section 3. Records.

     The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Servicer at any time during normal business hours.

     Section 4. Compensation.

     The Administrator will perform the duties and provide the services called for under Section 1 hereof without any separate compensation therefor for so long as the Indenture and the Sale and Servicing Agreement remain in effect, and thereafter for such compensation as shall be agreed upon among the Administrator, the Owner Trustee and the Servicer. The Administrator agrees to perform all its duties under this Agreement regardless of any non-payment of fees or expenses by the Company or the Owner Trustee, as applicable.

     Section 5. Additional Information to Be Furnished to the Issuer.

     The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     Section 6. Independence of the Administrator.

     For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     Section 7. No Joint Venture.

     Nothing contained in this Agreement (i) shall constitute the Administrator or the Servicer, respectively, and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 8. Other Activities of Administrator and Servicer.

     Nothing herein shall prevent the Administrator, the Servicer or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

     Section 9. Term of Agreement;  Resignation and Removal of
                Administrator or Servicer.

     (a) This Agreement shall continue in force until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

     (b) Subject to Section 9(e) hereof, the Administrator or the Servicer may resign their respective duties hereunder by providing the Issuer with at least 60 days' prior written notice.

     (c) Subject to Section 9(e) hereof, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

     (d) Subject to Section 9(e) hereof, the Issuer may remove the Administrator
immediately   upon  written  notice  of  termination  from  the  Issuer  to  the
Administrator if any of the following events occurs:

          (i) the Administrator defaults in the performance of any of its duties under this Agreement and, after notice of such default, does not cure such default within ten days (or, if such default cannot be cured in such time, does not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

          (ii) a court having jurisdiction in the premises enters a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or orders the winding-up or liquidation of its affairs; or

          (iii) the Administrator commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, consents to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, consents to the taking of possession by any such official of any substantial part of its property, makes any general assignment for the benefit of creditors or fails generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clause (ii) or clause (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

     (e) No resignation or removal of the Administrator or Servicer, respectively, pursuant to this Section 9(d) shall be effective until (i) a successor Administrator or Servicer, as the case may be, shall have been appointed by the Issuer and (ii) such successor Administrator or Servicer shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator or Servicer is bound hereunder.

     (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     (g) Subject to Section 9(e) and (f) hereof, the Administrator acknowledges that upon the appointment of a successor Indenture Trustee pursuant to Section
6.08 of the Indenture, the Administrator shall immediately resign and such successor Indenture Trustee shall automatically become the Administrator under this Agreement. Any such successor Indenture Trustee shall be required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Indenture Trustee.

     (h) The Servicer's appointment hereunder will terminate automatically on the Servicer's resignation or removal under the Sale and Servicing Agreement.

     Section  10.  Action  upon  Termination,  Resignation  or
                   Removal  of  the Administrator.

     Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to
Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator and, in the event of the resignation or removal of the Administrator pursuant to Section 9(b), (c) or (d), the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 11. Notices.

     Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                    (a)     if to the Issuer, to

                            Empire Funding Home Loan Owner Trust 1997-4
                            c/o Wilmington Trust Company
                            Rodney Square North
                            1100 North Market Street
                            Wilmington, Delaware  19890
                            Attention: Corporate Trust Department

                            with a copy to the Company at

                            Empire Funding Corp.
                            9737 Great Hills Trail
                            Austin, Texas  78759
                            Attention: Richard N. Steed

                    (b)     if to the Administrator, to

                            U.S. Bank National Association
                            180 East Fifth Street
                            St. Paul, Minnesota  55101
                            Attention: Structured Finance/Empire Funding 1997-4

                    (c)     if to the Servicer, to

                            Empire Funding Corp.
                            9737 Great Hills Trail
                            Austin, Texas  78759
                            Attention: Richard N. Steed

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

     Section 12. Amendments.

     This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Servicer, with the prior written consent of the Owner Trustee without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner, the rights of the Noteholders; provided, however, that such amendment will not materially and adversely affect the interest of any Noteholder. An amendment described above shall be deemed not to adversely affect in any material respects the interests of any Noteholder if either (i) an Opinion of Counsel is obtained to such effect or (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment. This Agreement may also be amended by the Issuer, the Administrator and the Servicer with the prior written consent of the Owner Trustee and the holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments in respect of the Home Loans or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentages of the holders of Notes which are required to consent to any such amendment, in the case of either clause (i) or clause (ii) hereof, without the consent of the holders of all the Outstanding Notes. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Servicer, which permission shall not be withheld unreasonably.

     Section 13. Successor and Assigns.

     This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Servicer, subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Servicer to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, however, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Servicer an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 14. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 15. Headings.

     The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 16. Counterparts.

     This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

     Section 17. Severability.

     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 18. Not Applicable to U.S. Bank in Other Capacities.

     Nothing in this Agreement shall affect any obligation that U.S. Bank may have in any other capacity.

     Section 19. Limitation of Liability of Owner Trustee.

     Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     Section 20. Benefit of Agreement.

     It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of holders of the Notes as well as for the benefit of the Trust, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee and the Trust.

     Section 21. Bankruptcy Matters.

     No party to this Agreement shall take any action to cause the Trust to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Trust adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief of the Trust as debtor under any applicable federal or state law relating to bankruptcy, insolvency or other relief for debtors with respect to the Trust; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Trust or of all or any substantial part of the properties and assets of the Trust, or cause the Trust to make any general assignment for the benefit of creditors of the Trust or take any action in furtherance of any of the above actions.

     Section 22. Capitalized Terms.

     Capitalized terms used and not defined herein have the meanings assigned to them in the Indenture. Capitalized terms used and not defined herein or in the Indenture have the meanings assigned to them in the Sale and Servicing Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                EMPIRE FUNDING HOME LOAN OWNER TRUST 1997-4

                                By:      Wilmington Trust Company,
                                         not in its individual capacity
                                         but solely as Owner Trustee,


                                         By:________________________________
                                             Name:
                                             Title:


                                U.S. BANK NATIONAL ASSOCIATION,
                                     not in its individual capacity but
                                     solely as Administrator,


                                By:______________________________________
                                     Name:
                                     Title:


                                EMPIRE FUNDING CORP.,
                                     as the Company,


                                By:______________________________________
                                     Name:
                                     Title: